UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

ONYX ACQUISITION CO. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41003	98-1584432
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 5th Avenue New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 974-2844

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ONYXU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ONYX	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ONYXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 18, 2023, Onyx Acquisition Co. I (the “Company”) issued a press release announcing that it is in advanced discussions with Helios Investment Partners about a potential business combination which would result in the creation of a new publicly listed energy transition infrastructure platform, Helios Energy Transition Infrastructure (“HETI”), focused on the development of natural gas and low-carbon energy infrastructure businesses and assets in Africa (the “Proposed Transaction”).

The Proposed Transaction is expected to be valued at an Enterprise Value of approximately $1 billion, and the Company is targeting a completion of the merger in the second half of 2023. There is no binding agreement with respect to the Proposed Transaction, and negotiations remain subject to significant contingencies, including the completion of due diligence, the negotiation and execution of a mutually acceptable definitive agreement, confirmation and documentation of fully committed financing, and requisite shareholder approvals. There can be no assurances that the Company will successfully negotiate a definitive agreement, or that the Proposed Transaction will be consummated.

On January 18, 2023, the Company also announced that, if the Extension Amendment Proposal is approved at the Company’s extraordinary general meeting (the “Extraordinary General Meeting”) to be held on January 26, 2023, Onyx Acquisition Sponsor Co. LLC has agreed to contribute (each such contribution, a “Contribution”) into the Trust Account the lesser of (x) an aggregate of $120,000 or (y) $0.035 per share for each public share that is not redeemed at the Extraordinary General Meeting for each monthly period (commencing on February 7, 2023 and ending on the 7th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Proposed Transaction until August 7, 2023. For the avoidance of doubt, the maximum aggregate Contributions to the trust account shall not exceed $720,000 based on six monthly extensions.

Each monthly Contribution into the Company’s trust account shall take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the Definitive Proxy Statement as set forth below (the “Proxy Supplement”) to provide information about the Proposed Transaction and the updated terms of the proposed Contributions.

There is no change to the location, the record date, or any of the other proposals to be acted upon at the Extraordinary General Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

ONYX ACQUISITION CO. I

Dated January 18, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on December 8, 2022, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the extension (the “Extension” and such proposal, the “Extension Amendment Proposal”) of the time period the Company has to complete an initial business combination from February 5, 2023 to August 7, 2023 (such date, the “Extended Date”), and the removal from the Company’s Amended and Restated Memorandum and Articles of Association of the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in its initial public offering (including any shares issued in exchange thereof, the “public shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The purpose of the supplemental disclosures is to provide (i) updated terms of the agreement by Onyx Acquisition Sponsor Co. LLC (our “Sponsor”) to deposit funds into the Company’s trust account (the “Trust Account”) as a loan, if the Extension Amendment Proposal is approved at the Extraordinary General Meeting and (ii) an update on the Company’s discussions with a counterparty to a potential business combination.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Update on Potential Business Combination

On January 18, 2023, the Company announced that it is in advanced discussions with Helios Investment Partners about a potential business combination which would result in the creation of a new publicly listed energy transition infrastructure platform, Helios Energy Transition Infrastructure (“HETI”), focused on the development of natural gas and low-carbon energy infrastructure businesses and assets in Africa (the “Proposed Transaction”).

HETI currently owns and is developing a portfolio of strategic infrastructure assets and businesses delivering the energy transition in Africa. This portfolio spans the natural gas, LNG and power value chain comprising liquefaction, storage, regasification, pipeline infrastructure and power plants, supplying gas and power to over 200 industrial customers and utilities across Africa on a long-term contracted basis. The portfolio supports the displacement of expensive and polluting coal and liquid fuels with cleaner, more affordable natural gas in its target markets. In addition, HETI is developing a pipeline of low-carbon fuel (blue and green hydrogen) and renewable/low-carbon power projects which will utilize best-in-class partnerships and technology to take advantage of Africa’s renewable resource advantage and proximity to global end markets to support the global Net Zero ambition.

The Proposed Transaction is expected to be valued at an Enterprise Value of approximately $1 billion, and the Company is targeting a completion of the merger in the second half of 2023. There is no binding agreement with respect to the Proposed Transaction, and negotiations remain subject to significant contingencies, including the completion of due diligence, the negotiation and execution of a mutually acceptable definitive agreement, confirmation and documentation of fully committed financing, and requisite shareholder approvals. There can be no assurances that the Company will successfully negotiate a definitive agreement, or that the Proposed Transaction will be consummated.

Sponsor Contribution to Trust Account

On January 18, 2023, the Company issued a press release announcing that, if the Extension Amendment Proposal is approved at the Extraordinary General Meeting, our Sponsor has agreed to contribute (each such contribution, a “Contribution”) into the Trust Account of the lesser of (x) an aggregate of $120,000 or (y) $0.035 per share for each public share that is not redeemed at the Extraordinary General Meeting for each monthly period (commencing on February 7, 2023 and ending on the 7th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Proposed Transaction until August 7, 2023. For the avoidance of doubt, the maximum aggregate Contributions to the trust account shall not exceed $720,000 based on six monthly Contributions.

Each monthly Contribution into the Company’s trust account shall take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by the Extended Date, the promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Proposed Transaction and the proposed Contributions. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company and the other potential parties to the Proposed Transaction. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with a target; the risk that the approval of the Company’s shareholders for the Proposed Transaction is not obtained; failure to realize the anticipated benefits of the Proposed Transaction, including as a result of a delay in consummating the Proposed Transaction; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On December 8, 2022, the Company filed the Definitive Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Onyx Acquisition Co. I, 104 5th Avenue, New York, New York 10011.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 18, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2023	ONYX ACQUISITION CO. I

	By:	/s/ Michael Stern
	Name:	Michael Stern
	Title:	Director, Chairman and Chief Executive Officer

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